UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐ Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BioNexus Gene Lab Corp.
(Name of Registrant As Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

BIONEXUS GENE LAB CORP.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [*], 2025

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of BioNexus Gene Lab Corp. will be held on [*], 2025, at 3:00 p.m., Eastern Time, at the virtual meeting site www. [*]. The Special Meeting will be held solely online, and as such there is no physical address for the Special Meeting. The Special Meeting will be held for the following purposes as more fully described in the proxy statement accompanying this notice (the “Proxy Statement”):

1.	Reverse Stock Split Proposal. Approval of an amendment to our Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, no par value, at a ratio, ranging from one-for-five (1:5) to one-for-ten (1:10), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); and

2.	Adjournment Proposal. Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 (the “Adjournment Proposal”).

The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Special Meeting, submit your questions, and vote during the live webcast of the meeting by visiting www. [*] shortly prior to the scheduled start of the meeting and entering the control number found on the proxy card or voting instruction form.

Each of the above proposals was approved by our Board of Directors and requires the vote set forth in the Proxy Statement accompanying this notice. The close of business on [*], 2025 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders on the Special Meeting site at www. [*].

You are cordially invited to participate in the Special Meeting. Whether or not you plan to participate in the Special Meeting online, we urge you to ensure your representation by voting by proxy promptly via the Internet, by phone or by completing, signing, dating and returning the accompanying proxy card, or the form forwarded by your bank, broker or other holder of record, by mail. If you attend the Special Meeting online and vote your shares at that time, your proxy will not be used.

The holders of one-third of the issued and outstanding Common Stock entitled to vote must be represented at the Special Meeting in person or by proxy in order to constitute a quorum. Please vote your shares as soon as possible in order to ensure that a quorum is obtained.

By Order of the Board of Directors,

/s/: Su-Leng Tan Lee
Name: Su-Leng Tan Lee
Title: Chief Executive Officer Kuala Lumpur, Malaysia [*], 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on [*]: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting of Stockholders and Proxy Statement are also available at www. [*].

Whether or not you expect to participate in the Special Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. If you attend the Special Meeting online and vote your shares at that time, your proxy will not be used.

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BIONEXUS GENE LAB CORP.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [*], 2025

TABLE OF CONTENTS

Information about the Special Meeting and Voting
Matters To Be Considered At Special Meeting
Proposal 1: Reverse Stock Split Proposal
Proposal 2: Adjournment Proposal
Security ownership of certain beneficial owners and management
Householding of Proxy Materials
Other Matters
Where You Can Find Additional Information
Form of Reverse Stock Split Charter Amendment	Annex A

Forward-Looking Statements

This proxy statement (this “Proxy Statement”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s intent or ability to effect a reverse stock split or to regain compliance with any applicable Nasdaq listing requirements. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the reverse stock split contemplated in Proposal 1 (the “Reverse Stock Split”) may not be approved by the Company’s stockholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Proxy Statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, which is available on the Company’s Investor Relations website at http://www.bionexusgenelab.com and on the SEC website at  www.sec.gov . All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Proxy Statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Proxy Statement.

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BIONEXUS GENE LAB CORP.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [*], 2025

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

General

This Proxy Statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) of BioNexus Gene Lab Corp. (the “Company,” “we,” “our” or “us”), which will be held on [*], 2025, at 3:00 p.m., Eastern Time, and any postponements or adjournments thereof.  We will host the Special Meeting solely online via live webcast, so our stockholders can participate from any geographic location with Internet connectivity. We believe this will enhance accessibility to the Special Meeting for all of our stockholders, regardless of geographic location.

Stockholders of record at the close of business on [*], 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters for which we are soliciting proxies. Please read it carefully.

The Special Meeting can be accessed via the Internet at www. [*] where you will be able to listen to the meeting live, submit questions, and vote online. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

This Proxy Statement is being made available to you because you own shares of our outstanding voting stock, including our common stock, no par value (“Common Stock”), as of the Record Date, which entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The Notice of Special Meeting, this Proxy Statement and the form of proxy are first being mailed on or about [*], 2025, to all stockholders entitled to vote at the Special Meeting. In addition to delivering proxy materials to stockholders, we must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail. These materials are available for viewing, printing and downloading on the Internet at www. [*].

Purpose of the Meeting

The purpose of the meeting is to obtain shareholder approval to effect a reverse stock split of the common stock of our Company, in order to maintain the continued listing of our common stock on the Nasdaq Capital Market (See Nasdaq Requirement for Continued Listing - Page 9). YOUR CONSIDERATION AND VOTE IS VERY IMPORANT. If the Reverse Stock Split Proposal fails, it is likely that the Company will be delisted from the Nasdaq Capital Market. The specific proposals to be considered and acted upon at the Special Meeting are summarized in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement and are described in more detail in this Proxy Statement. We are not aware of any matter to be presented other than those described in this Proxy Statement.

How to Participate in the Special Meeting

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

You will be able to participate in the Special Meeting online and submit your questions during the meeting by visiting www. [*]. You also will be able to vote your shares online by attending the Special Meeting by webcast. To participate in the Special Meeting, you will need to enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

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The online meeting will begin promptly at 3:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Online access will begin approximately 15 minutes prior to the meeting. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call (U.S.) 1-[*] or (International) +1 [*].

Registration to Participate in the Special Meeting

If you are a stockholder of record, as explained below, you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you own shares in street name, as explained below, you must register in advance to participate in the Special Meeting virtually on the Internet. To register to attend the Special Meeting virtually on the Internet, you must submit proof of your proxy power (legal proxy) reflecting your Company stock holdings along with your name and email address to Securities Transfer Corporation. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [*], 2025. You will receive a confirmation of your registration by email after your registration materials have been received.

Requests for registration should be directed to the following:

•	By email: Forward the email from your bank, broker, or other intermediary, or attach an image of your legal proxy, to [*]
•	By mail: [*] Bionexus Gene Lab Corp., Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are considered the “stockholder of record” of those shares. In this case, your printed proxy materials have been sent to you directly by us. You may vote your shares by proxy prior to the Special Meeting by following the instructions provided with your proxy materials and on your proxy card.

Beneficial Owners of Shares Held in Street Name. If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Voting

Holders of our outstanding voting stock, including our Common Stock are entitled to vote on the proposals presented at the Special Meeting. In addition, the holder of our Series Z Preferred Stock is entitled to vote only on the Reverse Split Proposal. Common Stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting at www. [*]. As of the Record Date, there were [*] shares of Common Stock outstanding and approximately [*] holders of record, according to information provided by our transfer agent. Each share of Common Stock is entitled to one vote on each proposal. One third of the issued and outstanding voting stock entitled to vote at the Special Meeting will constitute a quorum. The holder of the Series Z Preferred Stock is entitled to 5,000,000,000 votes per share for only the Reverse Stock Split Proposal which will vote along with the Common Stock as a group. The Series Z Preferred Stock is not entitled to vote on any other matters. Therefore, a total of (i) [*] votes are entitled to be cast at the meeting with respect to the Reverse Stock Split Proposal and [ ] are entitled to be cast at the meeting with respect to the Adjournment Proposal. Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. The Series Z Preferred Stock will not count toward establishing a quorum.

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In order to attempt to procure the vote necessary to effect the reverse stock split, on February [*], 2025, we issued one share of a new Series Z Preferred Stock. The terms of the new Series Z Preferred Stock (the “Series Z Preferred Stock”) are set forth in an Articles of Amendment (the “Amendment”), filed with the Wyoming Secretary of State on February [*], 2025. The Series Z Preferred Stock does not have any voting rights except with respect to this Reverse Stock Split Proposal. With respect to the Reverse Stock Split Proposal, the outstanding share of the Series Z Preferred Stock is entitled to 5,000,000,000 votes on such proposal, however, the votes by the holder of the Series Z Preferred Stock will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of our common stock who vote on this proposal. For example, if 50.5% of the shares of common stock voted in person or by proxy at the Special Meeting are voted FOR this Proposal, then we will count 50.5% of the votes cast (or 2,525,000,000 votes) by the holder of the Series Z Preferred Stock as votes FOR this Proposal. Holders of common stock and preferred stock will vote on the Reverse Stock Split Proposal as a single group.

All votes will be tabulated by our inspector of elections for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Broker non-votes occur when your broker or other nominee submits a proxy for your shares (because the broker or other nominee has received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote your shares on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. However, because brokers have discretionary authority to vote on each proposal, we do not expect any broker non-votes in connection with the two proposals.

Vote Required for Each Proposal

The voting requirements for each of the Proposals under consideration at the Special Meeting to be approved, and the effect of abstentions and broker non-votes on each Proposal, are as follows:

Proposal	Voting Approval Standard	Effect of Abstentions	Effect of Broker Non-Votes (1)
1: Reverse Stock Split Proposal	Majority of the votes cast (Common and Series Z Preferred Stock as a group) on the proposal	No effect – not counted as a vote	No effect – not counted as a vote
2: Adjournment Proposal	Majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote	Same effect as a vote against	No effect – not counted as a vote

(1)	Because brokers have discretionary authority to vote on each of the above proposals, we do not expect any broker non-votes in connection with these two proposals.

How to Vote

The manner in which your shares may be voted depends on how your shares are held.  If you are a stockholder of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Securities Transfer Corporation, our stock transfer agent, you may vote by proxy, meaning you authorize the individuals named on your proxy card or Notice to vote your shares.  If you choose to vote by proxy, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. You also may participate in and vote during the Special Meeting.

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Voting by proxy. You may vote your shares by proxy by telephone, via the Internet or by mail:

•	By Telephone. You may transmit your proxy voting instructions by calling the telephone number specified on the instructions provided with your proxy materials and on your proxy card. You will need to have the proxy card in hand when you call. If you choose to vote by telephone, you do not have to return a proxy card by mail.
•	Via the Internet. You may transmit your proxy voting instructions via the Internet by following the instructions provided with your proxy materials and on your proxy card. You will need to have the proxy card in hand when you access the website. If you choose to vote via the Internet, you do not have to return a proxy card by mail.
•	By Mail. You may vote by proxy by completing, signing and dating the proxy card enclosed with your printed proxy materials and returning it in the enclosed prepaid envelope.

Voting online during the Special Meeting:  Stockholders who elect to participate in the Special Meeting may vote online during the Special Meeting by following the instructions provided. Even if you plan to attend the Special Meeting, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will still be voted in accordance with your direction.

Telephone and Internet voting for stockholders of record will be available up until the conclusion of the Special Meeting, and mailed proxy cards must be received by [*], 2025 in order to be counted at the Special Meeting. If the Special Meeting is adjourned or postponed, this deadline may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting:

•	by submitting a new proxy with a later date before the Special Meeting either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;
•	by voting online at the virtual meeting site; or
•	by filing a written revocation with our corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote online at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the “How to Vote” section above.

Your attendance alone at the Special Meeting will not automatically revoke your proxy.

Solicitation

The proxies being solicited for the Special Meeting as described in this Proxy Statement are being solicited by the Company's Board of Directors. We will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services. We have engaged [*] (“[*]”) to assist us with the solicitation of proxies for the Special Meeting. We expect to pay [*] approximately $[*], plus expenses, for its services.

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MATTERS TO BE CONSIDERED AT SPECIAL MEETING

PROPOSAL 1:

REVERSE STOCK SPLIT PROPOSAL:

APPROVAL OF AN AMENDMENT TO

THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT

THE REVERSE STOCK SPLIT

Background

On [*], 2025, subject to stockholder approval, the Company’s Board of Directors (the “Board”) approved an amendment (the “Charter Amendment”) to our articles  of incorporation, as amended (our “Charter”) to, at the discretion of the Board, effect a reverse stock split of our Common Stock at a ratio of 1:5 to 1:10 (the “Reverse Stock Split”), with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market and to provide additional flexibility with respect to capital raising efforts and general corporate needs. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 10 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split and the reverse split ratio would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and our stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Stock Market LLC (“Nasdaq”) without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split, the expected stability of the per share price of the Common Stock following the Reverse Stock Split and the need to increase flexibility with respect to potential capital raising efforts. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will convene to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see below under the headings “Determination of the Reverse Stock Split Ratio” and “Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed Charter Amendment to effect the Reverse Stock Split is included as Annex A to this Proxy Statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Charter Amendment with the Secretary of State of the State of Wyoming, which will become effective upon its filing; provided, however, that the Charter Amendment is subject to revision to include such changes as may be required by the Office of the Secretary of State of the State of Wyoming and as the Board deems necessary and advisable. The Board has determined that the Charter Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Charter Amendment for consideration by our stockholders at the Special Meeting.

Purpose and Effect of the Reverse Stock Split and Charter Amendment

We are submitting this proposal to our voting stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market and to give the Company additional flexibility with respect to capital raising efforts. We believe increasing the trading price of our Common Stock may assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. The Board also believes that some potential employees are less likely to work for the Company if we have a low stock price or are no longer listed on the Nasdaq Capital Market, irrespective of the size of our overall market capitalization.

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Additionally, since we are not adjusting the number of shares of Common Stock that the Company is authorized to issue, the Reserve Stock Split will have the benefit of increasing the number of shares of Common Stock the Company has the ability to issue. Currently, as of the Record Date, the Company has 300,000,000 authorized shares of Common Stock, of which 17,667,663 are currently issued and outstanding and [*] of which are reserved for issuance under outstanding equity awards or convertible securities or otherwise reserved for issuance of Underwriter’s Warrants or under our equity incentive plan. Therefore, the Company currently has the ability to issue only [*] additional shares of Common Stock as of the Record Date. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

Nasdaq Requirement for Continued Listing

On the date of the mailing of this proxy statement, our Common Stock was listed on the Nasdaq Capital Market under the symbol “BGLC.” On November 6, 2023, we received a letter from the staff of Nasdaq stating that the Company did not satisfy the continued listing requirement to maintain a minimum bid price of $1.00 per share of common stock, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), as the Company’s closing bid price was less than $1.00 per share for the 30 consecutive business days prior to the date of the Nasdaq letter. The Company was given a compliance period of 180 calendar days, which was subsequently extended for an additional 180 days, or until November 4, 2024, to regain compliance.

On November 5, 2024, Nasdaq informed the Company that it had not regained compliance with the Minimum Bid Price Requirement within the required timeframe. As a result, Nasdaq determined to delist the Company’s securities from the Capital Market. Unless the Company successfully appeals this determination, trading of the Company’s Common Stock was set to be suspended at the opening of business on November 14, 2024, with a Form 25-NSE filed with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq.

The Company submitted a timely appeal, and a hearing was scheduled for January 7, 2025 before the Nasdaq Hearings Panel. The delisting process was stayed pending a final written decision by the Panel. Nasdaq offered the Company an Expedited Review Process, in which it could submit a compliance plan by November 25, 2024, to avoid a formal hearing if the Panel determined that an exception could be granted.

On December 27, 2024, the Nasdaq Hearings Panel granted the Company a temporary exception to regain compliance with the Minimum Bid Price Requirement, based on the Expedited Review Submission. Under the terms of the exception:

1.	By April 1, 2025, the Company must obtain shareholder approval for a Reverse Stock Split at a ratio not less than 1 for 5.
2.	By April 7, 2025, the Company must effect the Reverse Stock Split and, thereafter, maintain a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days.
3.	By May 1, 2025, the Company must have demonstrated full compliance with the Minimum Bid Price Requirement.

If the Company fails to meet any of these milestones, its securities will be delisted immediately.

On the Record Date, the last reported sale price of our Common Stock on the Nasdaq Capital Market was $[*] per share. A decrease in the number of issued shares of Common Stock resulting from the Reverse Stock Split should, absent other factors, cause the per-share market price of our Common Stock to trade above the required price.

However, we cannot provide any assurance that:

(i) we will successfully regain compliance with the Minimum Bid Price Requirement or other listing requirements of the Nasdaq Capital Market, or

(ii) even if we do, that our minimum bid price would remain above the Minimum Bid Price Requirement following the Reverse Stock Split.

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We have in the past, and may in the future, be unable to comply with certain listing standards required to maintain the listing of our Common Stock on the Nasdaq Capital Market.

Increased Credibility and Investor Interest. In addition, as noted above, we believe that the Reverse Stock Split and the resulting anticipated increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. The Board believes that continued listing on the Nasdaq Capital Market provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of the Nasdaq Capital Market. If our common stock is delisted from the Nasdaq Capital Market, we cannot provide assurance that our Common Stock would be listed on another national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from the Nasdaq Capital Market, or even the issuance of a notice of potential delisting, could also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.

A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Ability to meet Present Capital Needs and Future Anticipated Growth.  As discussed below under the heading “Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance” the Reverse Stock Split will have the effect of increasing the number of shares of Common Stock that we have the ability to issue. The availability of additional shares of Common Stock may provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. The Reverse Stock Split may permit us to undertake certain of the foregoing actions without the delay and expense associated with holding a meeting of stockholders to obtain stockholder approval each time such an opportunity arises that would require the issuance of shares of Common Stock.

The Board believes it is important for the Company to maintain its flexibility in accessing the equity capital markets. As we have done in the past, we intend to raise capital through equity or debt financing to fund our current operations and support growth of our products. Such additional financing could take a variety of forms, including a private investment in our Common Stock or preferred stock, convertible debt securities or other debt financing, an at-the-market offering of our Common Stock, rights offering or other public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our business plan, our ability to demonstrate a path to long-term profitable growth, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all.

The sale of additional equity would result in dilution to our stockholders, which could be significant. The incurrence of debt financing would result in additional debt service obligations and the instruments governing such debt could provide for restrictive operating and financial covenants, security interests on our assets, and other terms that could be adverse to our current stockholders and other stakeholders. Failure to raise additional capital through equity or debt financing could have a material adverse effect on our ability to meet our short and long-term liquidity needs and achieve our business objectives.

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As previously noted, we do not intend to use the Reverse Stock Split as a part of or a first step in a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. There is no plan or contemplated plan by us to take ourselves private at the date of this Proxy Statement.

Employee Retention.  The Board believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on the Nasdaq Capital Market. Accordingly, the Board believes that maintaining Nasdaq listing qualifications for our Common Stock, can help attract, retain, and motivate employees.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Result in an Increased Price of our Common Stock over the Medium or Long-Term.  As noted above, one principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of the Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.  The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.  If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.  The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on the Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share Minimum Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from the Nasdaq Capital Market. In addition, if we need additional capital to fund operations and at such time do not have a sufficient number of authorized and unissued shares of Common Stock to raise such additional capital, our business would be materially and adversely affected.  If stockholder approval for the Reverse Stock Split is not obtained, the number of shares of Common Stock that are issued will not change and the anticipated benefits of the Reverse Stock Split described above will not be achieved.

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Treatment of Fractional Shares in the Reverse Stock Split

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead:

•	For stockholders holding shares in registered form (directly with the Company), the Company’s transfer agent, Securities Transfer Corporation, will act as the exchange agent and will be responsible for issuing cash payments for fractional shares.
•	For stockholders holding shares through a brokerage account (street name), the Depository Trust Company (DTC) and brokers will handle fractional shares on behalf of their clients. These stockholders will receive cash payments directly from their brokerage firms, in accordance with their brokers’ policies.
•

The repurchase price for fractional shares will be determined based on the daily Volume Weighted Average Price (VWAP) of our common stock, calculated for the ten (10) trading days immediately preceding the effective date of the Reverse Stock Split.

•	Stockholders entitled to receive cash for fractional shares should receive payments within ten (10) business days following the effective date of the Reverse Stock Split.
•

The Board has reviewed this valuation method and determined that the use of a daily Volume Weighted Average Price (VWAP) provides a fair and reasonable price to shareholders, mitigating potential volatility concerns from using a single-day closing price.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than 1-for-10.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;
•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split and to determine the Reverse Stock Split ratio. The Board currently intends to effect the Reverse Stock Split. Even if the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary to meet the Nasdaq Capital Market listing requirements, but the Board may elect to implement the Reverse Stock Split for the other reasons noted above. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from the Nasdaq Capital Market for other reasons.

In approving the Reverse Stock Split, the Board has determined that the fractional share repurchase price shall be based on a daily Volume Weighted Average Price (VWAP) of our Common Stock as traded on Nasdaq for the ten (10) trading day period immediately prior to effective date of the Reverse Stock Split multiplied by the fractional share to ensure a fair and representative market valuation.

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If our stockholders approve the Reverse Stock Split Proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to December 31, 2025, the authority granted in this Reverse Stock Split Proposal to implement the Reverse Stock Split will terminate and the Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Wyoming of the Charter Amendment, the form of which is described in the attachment to this proxy statement as Annex A.  As discussed in more detail above, the exact timing of the filing of the Charter Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Charter Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to December 31, 2025, the authority granted in this Reverse Stock Split Proposal to implement the Reverse Stock Split will terminate and the Charter Amendment will be abandoned.

Effects of the Reverse Stock Split on Issued and Outstanding Common Stock

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1:5 to 1:10. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the effect of rounding up fractional shares in the Reverse Stock Split, as described in more detail above. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of the Common Stock will remain at no par value. There will be no adjustment to the number of shares of Common Stock that the Company is authorized to issue. The number of shares of authorized Common Stock will remain at 300,000,000 shares following the Reverse Stock Split.

Effects of the Reverse Stock Split on Employee Plans, Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, the terms of all outstanding warrants currently exercisable for shares of Common Stock, including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. As of the Record Date, [*] shares of our Common Stock have been reserved for issuance under outstanding warrants.

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Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split. For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 330,000,000 shares, consisting of 300,000,000 shares of Common Stock and 30,000,000 shares of Preferred Stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance

By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, the Reverse Stock Split will increase the number of authorized but unissued shares. Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion.

As of the Record Date, approximately 17,667,663 shares of our Common Stock were issued and outstanding and no shares of our Preferred Stock were outstanding. An additional [*] shares of our Common Stock have been reserved for issuance as of the Record Date. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1:10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [*] shares and the number of shares of Common Stock reserved for issuance after the Reverse Stock Split would be approximately [*] shares.

The Board believes the increase is appropriate for use to fund the future operations of the Company.  The Company regularly considers its capital requirements and may conduct equity offerings in the future.  The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.  Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of Common Stock. If these factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

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Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates and Cash Out of Fractional Shares

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent, Securities Transfer Corporation, in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. Under Wyoming law, the Company is entitled to cash out fractional shares in exchange for “fair value” of such fractional shares. Therefore, stockholders holding fractional shares will receive a cash payment for such shares instead of receiving whole shares. Cash payments for fractional shares will be based on the daily Volume Weighted Average Price (VWAP) of the Company's Common Stock on Nasdaq for the ten (10) trading days immediately preceding the effective date of the Reverse Stock Split, multiplied by such fractional share, and the fractional shares will be canceled.

After the Reverse Stock Split, holders of fractional shares will have no further interest in the Company with respect to the cashed-out shares, which will then be void. These shares will no longer entitle the holder the right to vote as a shareholder or share in the Company’s assets, earnings, or profits or in any dividends paid after the Reverse Stock Split, nor to any other rights as a shareholder. Such holder will no longer hold the fractional shares and will only have the right to receive cash for these shares. In addition, interest will not be paid with respect to the period of time between the Effective Date and the date you receive your payment for the cashed-out shares.

The treatment of fractional shares will depend on how shares are held:

•	If shares are held in registered form (directly with the Company), the transfer agent will issue cash payments for fractional shares. Stockholders will receive payments by check or electronic transfer within ten (10) business days following the Reverse Stock Split effective date.
•	If shares are held in street name (through a brokerage account), the Depository Trust Company (DTC) and the stockholder’s brokerage firm will process the cash payment for fractional shares. These stockholders should contact their brokers directly for payment details.
•	Any fractional shares repurchased under this process will be cancelled and not reissued.

In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of Common Stock may hold some or all of their Common Stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Appraisal Rights

Under the Wyoming Business Corporation Act, only cashed out  stockholders are  entitled to appraisal or dissenter’s rights with respect to the “fair value” of the fractional shares resulting from the Reverse Stock Split. No other stockholders are entitled to such rights and we will not independently provide our stockholders with any such rights. We believe the 10-day VWAP price described herein represents “fair value” under Wyoming law.

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Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split other than the filing of the Charter Amendment with the Secretary of State of the State of Wyoming.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at no value. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. Any Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.

This discussion is limited to U.S. holders that hold Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;
•	U.S. holders whose functional currency is not the U.S. dollar;
•	Persons holding Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies, and other financial institutions;
•	real estate investment trusts or regulated investment companies;
•	brokers, dealers or traders in securities;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons deemed to sell Common Stock under the constructive sale provisions of the Code;
•	persons who hold or received Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

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If an entity treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such U.S. holder’s holding period in the shares Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of  Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who receive cash in exchange for fractional shares will be treated as having received a taxable sale of stock, subject to capital gains tax if applicable. The tax consequences will depend on each stockholder’s specific tax situation, and stockholders should consult their tax advisors for guidance.

Vote Required for Approval and Recommendation of the Board of Directors

Approval of the Reverse Stock Split Proposal requires that a majority of the votes cast on the proposal vote for approval. Abstentions and broker non-votes will have no effect on the outcome of Proposal 1, because they are not votes cast. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

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PROPOSAL 2:

ADJOURNMENT PROPOSAL:

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY,

TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES

IN FAVOR OF PROPOSAL 1

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Reverse Stock Split Proposal, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our Board to solicit additional proxies.

We are asking our stockholders to approve a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split Proposal at the time of the Special Meeting. If our stockholders approve this Adjournment Proposal, we can continue, adjourn or postpone the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Reverse Stock Split Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we received proxies representing a sufficient number of votes to defeat the Reverse Stock Split Proposal, we could continue, adjourn or postpone the Special Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposals.

If it is necessary to continue, adjourn or postpone the Special Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal. Abstentions will have the effect of a vote against Proposal 2 and broker non-votes will have no effect on the outcome of Proposal 2. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADJOURNMENT PROPOSAL AS DESCRIBED HEREIN.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us as of January 31, 2025 except where another date is noted below), with respect to beneficial ownership of our Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock, (ii) each director, (iii) each of our named executive officers (NEOs), and (iv) all current directors, executive officers and named executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, other key executives identified as NEOs and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible or will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated. Unless otherwise indicated the address of each beneficial owner is c/o BioNexus Gene Lab Corp., Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur. The percentage of beneficial ownership is based on 17,667,663 shares of our Common Stock outstanding as of January 31, 2025.

Name of beneficial owners	Amount and nature of beneficial ownership of Common Stock	Approximate percentage of outstanding Common Stock (1)

Directors and Named Executive Officers:
Su-Leng Tan Lee	-	-
Muhammad Azrul bin Abdul Hamid	-	-
Chee Keong Yap	-	-
Jook Yuen Low	12,616	0.70%
All directors and executive officers as a group (5 persons)	12,616	0.70%

5% or Greater Stockholders
Soo Kow Lai (2)	1,250,001	7.03%
Chi Yuen Leong	1,222,055	6.87%
Chan Chong Wong (2)	1,031,427	5.80%
Choong-Chin Liew (2)	1,666,667	9.37%
Kim Hai Wong	1,042,539	5.94%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has ownership of and voting power and investment power with respect to our Common stock or Preferred Shares. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Control Shareholder

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

For the Special Meeting, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. This means a single copy of the proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Investor Relations, BioNexus Gene Lab Corp., Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur or your oral request to the Company at [*]. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our Investor Relations department if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

We know of no other matters to be brought before the Special Meeting. If any other matter is properly presented for consideration at the Special Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by a stockholder’s submission of their proxy.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. Stockholders may obtain a copy of these reports, including the financial statements and financial statement schedules, without charge, by writing to Investor Relations at our principal executive offices located at Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Additionally these reports, proxy statements and other information regarding the Company, are also available on our website at http://www.chemrex.com.my or the Securities and Exchange Commission’s public website at http://www.sec.gov.

All stockholders are urged to vote by following the instructions on the Notice or, if printed proxy materials were received, by following the instructions provided with printed proxy materials.

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ANNEX A

Form of Charter Amendment

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

BIONEXUS GENE LAB CORP

BioNexus Gene Lab Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the Wyoming Business Corporation Act (the “WBCA”), does hereby certify:

Pursuant to Section 17-16-1003 of the WBCA, this Articles of Amendment to the Articles of Incorporation (this “Certificate of Amendment”) amends the provisions of the Corporation’s Articles  of Incorporation, as amended (the “Charter”).

This Articles of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 17-16-1003 of the WBCA.

Upon this Articles of Amendment becoming effective, the Charter is hereby amended as follows:

Article V of the Corporation’s Charter is hereby amended to read in its entirety as follows:

In conjunction with this Articles of Amendment to the Articles of Incorporation, the shares of Common

Stock issued and outstanding immediately prior to the filing of this Articles of Amendment, every [*]shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the filing of these Articles of Amendment shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, in all instances without effecting a change to the par value per share of Common Stock, and subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. Any fractional share of a holder resulting from the filing of this Articles of Amendment shall be repurchased by the Company at “fair value” and canceled, rather than being converted into whole shares. This filing of the Articles of Amendment shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after the filing of this Articles of Amendment.”

IN WITNESS WHEREOF, the Corporation has caused to be signed by its duly authorized officer as of this _____ day of __________, 2025.

Su-Leng Tan Lee Chief Executive Officer

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Control Number:	Number of Shares:	Registered Shareholder:

 BIONEXUS GENE LAB CORP.

Unit A-28-7, Tower A, Menara UOA Bangsar,

No.5 Jln Bangsar Utama 1

59000 Kuala Lumpur

PROXY

Solicited on Behalf of the Board of Directors for a Special Meeting of Shareholders, [*], 2025

The undersigned hereby appoints Su-Leng Tan Lee, as proxy with full power of substitution, to represent and vote as set forth herein all the common shares of BioNexus Gene Lab Corp. which the undersigned is entitled to vote at the Special Meeting of Shareholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted “FOR” in Items 1, and 2.

Item 1 Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, no par value, at a ratio, ranging from one-for-five (1:5) to one-for-ten (1:10), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); and

☐	For	☐	Against	☐	Abstain

Item 2 Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 (the “Adjournment Proposal”).

☐	For	☐	Against	☐	Abstain

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: ___________________________________________, 2025
______________________________________________________
Signature
______________________________________________________
Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted, and the proxy signed by an officer of the corporation indicating his/her title.

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

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You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088 or dial (469) 633-0101 to vote via phone.

OR

You may sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.	Go [*] at any time 24 hours a day.

2.	Login using the control number located in the top left-hand corner of this proxy card.

3.	Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Shareholders are available at [*]

In order to attend our Virtual Special Meeting, you must log in to https://www.bionexusgenelab.com/specialmeeting2025 to register for the meeting.

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